SECTION 16
POWER OF ATTORNEY
Know all by these presents that the undersigned hereby
constitutes and appoints Randolph L.M. Hutto and B.J.
Purcell or either of them, signing singly, the
undersigned's true and lawful attorney-in-fact to:
 (1)  execute for and on behalf of the undersigned, in
the undersigned's capacity as an officer, director and/or
10% shareholder of NDCHealth Corporation (the "Company"),
Forms 3, 4, and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;
 (2)  do and perform any and all acts for and on behalf
of the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4, or 5 and timely
file such form with the Securities and Exchange Commission
and any stock exchange or similar authority; and
 (3)  take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to, in the best
interest of, or legally required by, the undersigned, it
being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant to
this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney in-fact
may approve in such attorney-in-fact's discretion.
The undersigned hereby grants to each such attorneyin-fact
full power and authority to do and perform any and every
act and thing whatsoever requisite, necessary, or proper to
be done in the exercise of any of the rights and powers
herein granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with
full power of substitution or revocation, hereby ratifying
and confirming all that such attorney-in-fact, or such
attorney-in-fact's substitute or substitutes, shall
lawfully do or cause to be done by virtue of this power of
attorney and the rights and powers herein granted. The
undersigned acknowledges that the foregoing attorneys-in-
fact, in serving in such capacity at the request of the
undersigned, are not assuming, nor is the Company assuming,
any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.
 The Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the undersigned's
holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-
fact.
 IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 9th day of
February, 2005.
    /s/ Robert G. Kruger